UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NEWS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! NEWS CORPORATION 2026 Annual Meeting Vote by November 4, 2026 11:59 PM EST You invested in NEWS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 5, 2026. Vote Virtually at the Meeting* November 5, 2026 10:00 a.m. EST *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T03246-P56200 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 1211 AVENUE OF THE AMERICAS NEW YORK, NY 10036 Virtually at: www.virtualshareholdermeeting.com/NWS2026 The company will be hosting the meeting live via the Internet. To attend the meeting go to www.virtualshareholdermeeting.com/NWS2026. Have the control number that is printed above available and follow the instructions.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to access and review the proxy materials and vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T03247-P56200 1. Election of 6 Directors 1a. Lachlan K. Murdoch For 1b. Robert J. Thomson For 1c. José María Aznar For 1d. Natalie Bancroft For 1e. Ana Paula Pessoa For 1f. Masroor Siddiqui For 2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027. For 3. Advisory vote to approve executive compensation. For 4. Advisory vote on the frequency of future advisory votes to approve executive compensation. 1 Year NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.